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                                                                    EXHIBIT 23.2



                   Consent of KPMG LLP, Independent Auditors

     We consent to the use of our reports dated February 20, 2001, included in the DaVita Inc. annual report on Form 10-K for the year ended December 31, 2000, as amended on Form 10-K/A, incorporated herein by reference in the registration statement on form S-8.

/s/ KPMG LLP

Seattle, Washington
June 15, 2001